Sentinel Group Funds, Inc.
                     Sentinel Pennsylvania Tax-Free Trust

                        Supplement dated March 31, 2005
                       to Prospectus dated March 4, 2005


     The prospectus referred to above (the "Prospectus") is supplemented as follows:

Key Facts About the Sentinel Funds -- What are the Main Goals and Investment
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Strategies of Each of the Sentinel Funds? (pages 4-5)
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     Nonfundamental Policy. As discussed later in the prospectus, each of the
Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, High Yield, Bond, Government Securities and Short Maturity Government Funds operates under a limitation that it invest, under normal circumstances, at least 80% (and in the case of the Money Market and Pennsylvania Funds, substantially all) of its assets in the type of investments suggested by its respective name. Each 80% limitation is a nonfundamental policy of the applicable Fund and may not be changed without 60 days' prior notice to the Fund's shareholders.

     The Mid Cap Growth and Core Mid Cap Funds. These Funds seek to achieve their respective objectives by investing in midsized companies as described in the Prospectus. Each of these Funds invests primarily in stocks with market capitalizations, at the time of purchase, within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. The discussion in this section and "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks" is hereby modified to reflect the preceding statement.

     The Tax-Free Income, New York and Pennsylvania Funds. Each of these Funds seeks high current income exempt from federal income tax and (in the case of the New York Fund) New York State and New York City personal income taxes and (in the case of the Pennsylvania Fund) Pennsylvania personal income taxes. As discussed in the Funds' Statement of Additional Information, each Fund's policy of investing, under normal market conditions, at least 80% of its net assets in tax-exempt obligations is a fundamental policy of the Fund that may not be altered without approval of the Fund's shareholders. The federal alternative minimum tax is not counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

How to Buy, Sell, Exchange and Transfer Shares -- Excessive Trading Policy
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(pages 50-51)
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     The Funds will not tolerate excessive trading in any Fund other than the
Money Market Fund, and they have therefore adopted a policy to deter such trading. Under this policy, which is described in the Prospectus, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the Money Market Fund within a rolling twelve-month period) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

     Investors who engage in certain types of regular transactions may be permitted to invest in the Funds if the Advisor determines that their transactions do not constitute excessive trading and are not adverse to the Funds. Examples of investors who may be permitted to invest under this provision are persons who make regular periodic investments to the Funds, persons who regularly rebalance their holdings in the Funds and persons who make pre-authorized withdrawals.

     The Funds' Statement of Additional Information contains a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities.

Fees and Expenses (page 15), Purchase Options (pages 36-37), Things to Think
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About When Choosing Which Share Class to Buy (pages 38-46) and How to Buy,
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Sell, Exchange and Transfer Shares - Exchanges from One Fund to Another (page
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50)
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For purchases of amounts between $0 to $499,999, effective April 11, 2005 the initial sales charge for Class A shares of the Government Securities Fund is reduced to 2.00%, or 2.04% of the net amount invested, and the dealer reallowance is 1.75%. For purchases of amounts from $500,000 to $999,999, the existing initial sales charge of 2.00% remains unchanged. Initial purchases of less than $1 million must remain in your account for 90 days before they are eligible for an exchange.



                             *         *         *



 The date of the Prospectus, as modified by this Supplement, is March 31, 2005.



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